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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 31, 2006
                                                 ------------------------------

                               IKONICS CORPORATION
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             (Exact name of registrant as specified in its charter)

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
               MINNESOTA                               000-25727                             41-0730027
---------------------------------------- -------------------------------------- -------------------------------------
     (State or other jurisdiction              (Commission File Number)                    (IRS Employer
           of incorporation)                                                            Identification No.)


                             4832 GRAND AVENUE
                              DULUTH, MINNESOTA                                                 55807
------------------------------------------------------------------------------- -------------------------------------
                   (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code  (218) 628-2217
                                                   -----------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.


         On October 31, 2006, IKONICS Corporation (the "Company") reported its financial results for the quarter ended September 30, 2006. See the Company's press release dated October 31, 2006, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.

Item 9.01. Financial Statements and Exhibits.


         (d)      Exhibit.


         99       Press Release dated October 31, 2006




                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   IKONICS CORPORATION


Date:  November 6, 2006                            /s/ Jon Gerlach
                                                   -----------------------------
                                                   Jon Gerlach
                                                   Chief Financial Officer
                                                   and Vice President of Finance





                                       3
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                                  EXHIBIT INDEX

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
                                                                                                       Method
   Exhibit                                       Description                                          of Filing
   -------                                       -----------                                          ---------

                                                                                                    Filed
    99             Press Release dated October 31, 2006 ..........................................  Electronically
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